AGREEMENT TO TRANSFER OF OPERATING AGREEMENT

THIS AGREEMENT TO TRANSFER OF OPERATING AGREEMENT (this “Agreement”) is entered into as of June 30, 2009, by and among Hangson Limited., a British Virgin Islands company incorporated under the laws of the British Virgin Islands (“BVI Company”), and Suoke Clean Energy (Tongchuan) Co., Ltd., a limited liability company organized under the laws of the People’s Republic of China (“PRC”) and a wholly foreign owned enterprise (“WFOE”, and with BVI Company collectively referred to as the “Parties”). Sino Clean Energy, Inc., a Nevada corporation, is made a party to this Agreement for the sole purpose of acknowledging the Agreement.

WHEREAS, in connection with a certain Consulting Services Agreement dated as of August 18, 2006 (the “Consulting Agreement”), BVI Company entered into an Operating Agreement dated as of even date therewith (the “Operating Agreement”) with Shaanxi Suo’ang Biological Science & Technology Co., Ltd., a company with joint stock limited liability organized under the laws of the PRC (“Biological Company”), and certain shareholders of Biological Company (collectively “Shareholders”);

WHEREAS, BVI Company, WFOE and Biological Company have entered into an Amendment to the Consulting Agreement dated as of even date herewith (the “Amendment”), whereby BVI Company has transferred the Consulting Agreement and assigned all of its rights and obligations thereunder to WFOE;

WHEREAS, in connection with the Amendment, BVI Company desires to transfer the Operating Agreement, and assign all of its rights and obligations thereunder, to WFOE, and WFOE desires to accept such transfer and assignment;

WHEREAS, Section 9 of the Operating Agreement provides that BVI Company may assign its rights and obligations under the Operating Agreement at its discretion pursuant to a written notice to Biological Company and that no consent from Biological Company is required for such assignment;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the Parties agree as follows:

A.           TRANSFER OF THE OPERATING AGREEMENT.

(1)           BVI Company hereby transfers the Operating Agreement, and assigns all of its rights and obligations thereunder, to WFOE, and WFOE hereby accepts such transfer and assignment (collectively the “Transfer”).

(2)           In accordance with Section 9 of the Operating Agreement, BVI Company shall notify Biological Company of the Transfer pursuant to a written notice, the form of which is attached hereto as Exhibit A.

(3)           WFOE shall cooperate with Biological Company and take all actions necessary to replace BVI Company as a guarantor to such guarantee agreements, if any, entered into by BVI Company pursuant to Section 1 of the Operating Agreement.

(4)           WFOE may not transfer this Agreement and, pursuant to the Transfer, its rights and obligations under the Operating Agreement, without the prior written consent of BVI Company.

B.           GENERAL PROVISIONS.

(1)           Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or mailed by registered or certified mail (postage prepaid and return receipt requested) to the party to whom the same is so delivered, sent or mailed at addresses set forth as follows (or at such other address for a party as shall be specified by like notice):

If to BVI Company:

Hangson Limited

Address:	2nd Floor, Abbott Building, Road Town
Tortola, British Virgin Islands.
Facsimile:
Attn:	Chairman

If to WFOE:

Suoke Clean Energy (Tongchuan) Co., Ltd.
Address:	Dong Jia He Town, Yao Zhou District, Tongchuan City
Shaanxi Province, China
Facsimile:
Attn:	Chairman

(2)           Interpretation.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated.

(3)           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the Parties shall negotiate in good faith to modify this Agreement to preserve each party’s anticipated benefits under this Agreement.

(4)           Miscellaneous. This Agreement (together with all other documents and instruments referred to herein): (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter hereof; (b) except as expressly set forth herein, is not intended to confer upon any other person any rights or remedies hereunder and (c) shall not be assigned by operation of law or otherwise, except as may be mutually agreed upon by the Parties.

(5)           Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the People’s Republic of China.

(6)           Counterparts and Facsimile Signatures.  This Agreement may be executed in two or more counterparts, which together shall constitute a single agreement.  This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked manually executed document.

(7)           Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by BVI Company and WFOE.

(8)           Parties In Interest.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the Parties.

(9)           Waiver.  No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition.  No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party’s rights, powers and remedies.  All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

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SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their legal representatives and duly authorized representatives on their behalf as of the date first set forth above.

BVI COMPANY:

Hangson Limited

By:
Name: REN Baowen
Title: Director

WFOE:

Suoke Clean Energy (Tongchuan) Co., Ltd.

By:
Name: REN, Baowen
Title: Chairman

ACKNOWLEDGED BY

Sino Clean Energy, Inc.

By:___________
Name: REN, Baowen
Title: Chairman

EXHIBIT A

NOTICE OF TRANSFER AND ASSIGNMENT OF OPERATING AGREEMENT

To:	The Board of Directors of
Shaanxi Suo’ang Biological Science & Technology Co., Ltd

From:	Hangson Limited

Date:	June 30, 2009

Dear Members of the Board of Directors:

This letter shall serve as formal notice of the transfer by BVI Company of that certain Operating Agreement dated as of August 18, 2006 by and among BVI Company, Biological Company and certain shareholders of Biological Company (the “Operating Agreement”). Effective as of June 30, 2009 (the “Transfer Date”), the Operating Agreement shall be deemed transferred, and all of BVI Company’s rights and obligations thereunder assigned, to Suoke Clean Energy (Tongchuan) Co., Ltd., a limited liability company organized under the laws of the People’s Republic of China and a wholly foreign owned enterprise (“WFOE”).  WFOE is the wholly owned subsidiary of Wiscon Holdings Limited, a company incorporated under the laws of the Special Administration Region of Hong Kong (“HK Wiscon”), and HK Wiscon is the wholly owned subsidiary of BVI Company which is the wholly owned subsidiary of Sino Clean Energy, Inc.  The transfer and assignment is made pursuant Section 9 of the Operating Agreement.  From and after the Transfer Date, WFOE shall assume from BVI Company all of its rights, powers, privileges and obligations under the Operating Agreement, and shall be entitled to all remedies thereunder.

Very sincerely,

Hangson Limited

By:
Name: REN Baowen
Title: Chairman